UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

           Date of Report (Date of earliest reported) August 23, 2010

                            NORTHRIDGE VENTURES INC.
             (Exact name of registrant as specified in its chapter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                   000-52239
                            (Commission File Number)

                                   98-0449083
                       (IRS Employer Identification No.)

                       2325 Hurontario Street, Suite 204
                         Mississauga, Ontario  L5A 4K4
                                 (647) 294-8537
                    (Address of principal executive offices)

                                 (647) 294-8537
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]     Written communications pursuant to Rule 425 under the Securities Act

[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act

[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act

ITEM 5.03: AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On August 19, 2010, the Nevada Secretary of State accepted a Certificate of Amendment filed by Northridge Ventures Ltd. (the "Corporation"), amending
Article 5.1 of the Corporation's Amended and Restated Articles of Incorporation to state as follows:

5.1 The aggregate number of shares that the Corporation shall have authority to issue is ONE BILLION (1,000,000,000) shares, consisting of (i) EIGHT HUNDRED MILLION (800,000,000) shares of Common Stock, par value $0.0001 per share (the "Common Stock"); and TWO HUNDRED MILLION (200,000,000) shares of preferred stock, par value $0.0001 per share (the "Preferred Stock").

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NORTHRIDGE  VENTURES  INC.


Date: August 23, 2010                    /s/ Caroline Rechia
                                         Caroline  Rechia
                                         President  &  Chief  Executive  Officer